UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011

_______________

DIGITAL POWER CORPORATION
 (Exact name of registrant as specified in its charter)

94-1721931	1-12711	California
(IRS Employer Identification No.)	Commission File Number	(State or other jurisdiction of incorporation)

41324 Christy Street, Fremont, CA 94538-3158
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 16, 2011, Digital Power Ltd., a wholly-owned subsidiary of Digital Power Corporation (the "Company"), acquired 1,136,666 shares of Telkoor Telecom Ltd. ("Telkoor"), which is organized under the laws of the State of Israel and is the Company's largest shareholder, for NIS 3.00 per share, which represents 8.8 percent of the outstanding shares of Telkoor.

Under Israeli law, due to Telkoor's ownership of shares in the Company, the shares acquired in this transaction will not have voting rights so long as such shares are held by the Company.

A copy of a press release regarding the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following is a list of the exhibits filed herewith:

99.1	Press release regarding “Digital Power Corporation Announces the Acquisition of 8.8% of Telkoor Telecom Ltd.”, dated June 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

By: /s/ Amos Kohn
President & Chief Executive Officer

Dated: June 22, 2011